UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant ☒

Filed by a party other than the registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☐	Definitive additional materials

☒	Soliciting material pursuant to §240.14a-12

RUSSELL INVESTMENT FUNDS

(Name of Registrant as Specified in its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

September 2, 2026

Preliminary Proxy Statements were filed this week with the Securities and Exchange Commission (SEC). When finalized, the Proxy Statements will ask shareholders for their votes on multiple proposals for Russell Investment Company (RIC) Funds, Russell Investment Funds (RIF), and Russell Investments Exchange Traded Funds (RIETF). This document provides an overview of the proxy solicitation process, the timing involved and a summary of the proposals.

THE INITIAL SHAREHOLDER MAILING IS ANTICIPATED TO BEGIN THE WEEK OF SEPTEMBER 21, 2026.

THE SHAREHOLDER MEETING DATE IS NOVEMBER 24, 2026.

Overview

Russell Investments will issue definitive Proxy Statements based on shareholders of record as of September 1, 2026 for Russell Investment Company (RIC) Funds, Russell Investment Funds (RIF), and Russell Investments Exchange Traded Funds (RIETF) soliciting a shareholder vote on multiple proposals affecting the Funds. The proposals are described briefly below. Additional details are in the respective Proxy Statements for RIC, RIF and RIETF.

A shareholder meeting will be held at the office of Russell Investments, 401 Union Street, 18th Floor, Seattle, WA 98101, on November 24, 2026 at 11:00 a.m. Pacific Time for the purpose of considering the proposals, including the approval of a new investment advisory agreement between each RIC, RIF and RIETF fund, respectively, and Russell Investment Management, LLC (RIM), each Fund’s current investment adviser, as a result of the sale of Russell Investments to a newly-formed acquisition vehicle through which an investor consortium led by B Capital and including California Public Employees’ Retirement System will acquire Russell Investments.

Process

The preliminary Proxy Statements, which were filed with the SEC, are subject to SEC review and comment. We will notify you when final, definitive versions of the Proxy Statements are filed with the SEC and will confirm the date on which the mailing begins to shareholders.

The Proxy Statements will:

•	Request that the shareholder read the full Proxy Statement.

•	Provide instructions for voting (by internet, telephone or mail).

The ballot included with the proxy statement will have the control number used for voting.

For shareholders who wish to receive a hard copy packet

Some shareholders who receive an email notification may prefer to receive a hard copy packet of the proxy materials rather than read them online, in which case they can request a full packet from Computershare, the proxy solicitation agent, by calling the number provided in their Proxy Statement: (888) 812-7758 for RIC shareholders; (877) 816-8978 for RIF shareholders; or (877) 816-8601 for RIETF shareholders.

For shareholders with managed accounts

In some cases, particularly for managed accounts, your firm’s home office may receive the materials and vote on the shareholders’ behalf. This depends on the agreements signed between the shareholder and the intermediary.

Russell Investments / 2026 Proxy Statements – Overview and FAQ	FINANCIAL PROFESSIONAL USE ONLY / 1

Solicitation of Proxies

Proxies will be solicited primarily by mailing of the proxy materials, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Funds, employees or agents of RIM, and one or more third-party agents, including other financial intermediaries, particularly as the date of the Special Meeting approaches. The Funds have retained a proxy solicitor, Computershare Fund Services (“Computershare”), to assist in soliciting proxies. Pursuant to this arrangement, Computershare has agreed to contact shareholders, banks, brokers, and proxy intermediaries to secure votes on the proposals described in the Proxy Statements. Should shareholders require additional information regarding the proxy, they may contact Computershare at the number provided in their Proxy Statement: (888) 812-7758 for RIC shareholders; (877) 816-8978 for RIF shareholders; or (877) 816-8601 for RIETF shareholders.

Key dates

Timing	Item
August 31, 2026	Preliminary Proxy Statements Filed with the SEC

September 1, 2026	Record Date – all shareholders of the Funds who own shares as of the close of business on September 1, 2026 are entitled to vote on the proposals pertaining to their Funds. New shareholders after this date will not receive proxy statements.

Mid-September	Definitive Proxy Statements Filed with the SEC

Week of September 21, 2026	Proxy materials sent to shareholders either by mail or email

October 1 up to Shareholder Meeting Date	Outreach to shareholders, as needed

Prior to the Shareholder Meeting

Voting deadline

Unless a shareholder attends the Shareholder Meeting, shareholder votes must be received by RIC, RIF or RIETF, as applicable, prior to the start of the meeting.

Votes by mail must be received by November 23, 2026.

Votes by internet or telephone must be received before 12:00 a.m. Pacific Time on November 24, 2026.

November 24, 2026	Shareholder Meeting for RIC, RIF, RIETF

Russell Investments / 2026 Proxy Statements – Overview and FAQ	FINANCIAL PROFESSIONAL USE ONLY / 2

Summary of the proposals described in the Proxy Statements

Proposals in the RIC Funds Proxy Statement

1.

To approve a new investment advisory agreement between each Fund and RIM as a result of a transaction involving the sale of Russell Investments Group, Ltd. (collectively with its subsidiaries, “Russell Investments”), of which RIM is an indirect, wholly-owned subsidiary, to a newly-formed acquisition vehicle through which an investor consortium led by B Capital and including California Public Employees’ Retirement System will acquire Russell Investments.

2.

(a) For shareholders of all Funds other than the Multifactor U.S. Equity Fund, Multifactor International Equity Fund and Long Duration Bond Fund (collectively, the “Multifactor Equity and Long Duration Bond Funds”) and the Conservative Strategy Fund, Moderate Strategy Fund, Balanced Strategy Fund, Aggressive Strategy Fund and Equity Aggressive Strategy Fund, to permit RIM to enter into and materially amend subadvisory agreements with affiliated money managers without shareholder approval; and

(b) For shareholders of the Multifactor Equity and Long Duration Bond Funds, to permit RIM to enter into and materially amend subadvisory agreements with affiliated and unaffiliated money managers without shareholder approval.

3.	To approve of a revision to the fundamental investment restriction relating to concentration for the Global Infrastructure Fund.

4.

To elect Ms. Ellen M. Needham as an Independent Trustee of the Trust. Ms. Needham was appointed to the Board by the Independent Trustees in 2024. Ms. Needham has not previously been elected to the Board by shareholders.

Proposals in the RIF Proxy Statement

1.

To approve a new investment advisory agreement between each Fund and RIM as a result of a transaction involving the sale of Russell Investments, of which RIM is an indirect, wholly-owned subsidiary, to a newly-formed acquisition vehicle through which an investor consortium led by B Capital and including California Public Employees’ Retirement System will acquire Russell Investments.

2.

For shareholders of all Funds other than the Moderate Strategy Fund, Balanced Strategy Fund, Aggressive Strategy Fund and Equity Aggressive Strategy Fund, to permit RIM to enter into and materially amend subadvisory agreements with affiliated money managers without shareholder approval.

3.

To elect Ms. Ellen M. Needham as an Independent Trustee of the Trust. Ms. Needham was appointed to the Board by the Independent Trustees in 2024. Ms. Needham has not previously been elected to the Board by shareholders.

Proposals in the RIETF Proxy Statement

1.

To approve a new investment advisory agreement between each Fund RIM as a result of a transaction involving the sale of Russell Investments, of which RIM is an indirect, wholly-owned subsidiary, to a newly-formed acquisition vehicle through which an investor consortium led by B Capital and including California Public Employees’ Retirement System will acquire Russell Investments.

2.	To permit RIM to enter into and materially amend subadvisory agreements with affiliated money managers without shareholder approval.

3.	To approve a revision to the fundamental investment restriction relating to concentration for the Russell Investments Global Infrastructure ETF.

All shareholders of the Funds who own shares as of the close of business on September 1, 2026 (the “Record Date”) are entitled to vote on the proposals pertaining to their Funds.

Please see the preliminary Proxy Statements, as filed on the SEC’s website at http://www.sec.gov, for full details.

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Frequently Asked Questions

Why are shareholders being asked to vote?

The upcoming sale of Russell Investments will result in a change in control of RIM, the investment advisor to RIC, RIF and RIETF. With this change in control, the existing investment advisory agreement between each Fund and RIM will be automatically terminated. We are asking shareholders to approve a new investment advisory agreement for each Fund to provide for continuation of advisory services following the transaction.

In addition, we are asking shareholders to vote on certain other items, as discussed in the proxy statements.

How do the Trustees suggest shareholders vote?

After careful consideration, the Boards of Trustees of the Trusts unanimously recommend that shareholders vote in favor of all proposals.

Why do the Trustees recommend that shareholders vote “FOR” each of the proposals in the proxy?

With reference to the proposal to approve new investment advisory agreements between each RIC, RIF and RIETF fund, respectively, and RIM (the Post-Transaction Agreements): The sale of Russell Investments involves a change of control that will result in the termination of the existing investment advisory agreements. The Trustees believe it is in the best interests of the shareholders of each Fund to provide for continuation of advisory services following the transaction. Therefore, the Trustees recommend that shareholders vote “FOR” the Post-Transaction Agreement proposals.

With reference to the proposal to permit RIM to enter into and materially amend subadvisory agreements with affiliated and/or unaffiliated money managers for the indicated RIC, RIF and RIETF funds without shareholder approval: The Trustees believe that it is in the best interests of the shareholders of each applicable RIC, RIF and RIETF Fund to permit RIM to hire and replace money managers, whether affiliated or unaffiliated, without shareholder approval in order to afford a Fund the opportunity to forego the costly expense of, and unnecessary delays associated with, proxy solicitations due to necessary money manager changes. If shareholders approve this proposal, they could benefit from potential cost savings to the Funds, as well as allowing RIM to act more quickly to change money managers after it has determined that such a change would be in the best interest of each applicable Fund and its shareholders, subject to the approval of the Board, including the Independent Trustees. Therefore, the Trustees recommend that you vote “FOR” this proposal.

With reference to the proposal to approve a revision to the fundamental investment restriction relating to concentration for the RIC Global Infrastructure Fund and the Russell Investments Global Infrastructure ETF: The Trustees believe that it is in the best interest of the shareholders to approve the revision of each Fund’s respective fundamental investment restriction relating to concentration because the change will facilitate the implementation of each Fund’s investment strategy within the infrastructure group of industries and enable RIM and each Fund’s money managers to better express their convictions and avoid undesired tracking error to each Fund’s secondary benchmark. Therefore, the Trustees recommend that shareholders of each Fund vote “FOR” this proposal.

With reference to the proposal to elect Ms. Ellen M. Needham (the Trustee Nominee) to the RIC and RIF Boards: The Trustees believe that the Trustee Nominee’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the Board, collectively, lead to the conclusion that the Trustee Nominee possesses the requisite experience, qualifications, attributes and skills to serve on the Board. The Trustees believe that the Trustee Nominee’s ability to review critically, evaluate, question and discuss information provided to her; to interact effectively with RIM, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of her duties as Trustee, support this conclusion. The Trustees have also considered the contributions that the Trustee Nominee has made to the Board and RIC and RIF since being appointed in 2022 and the contributions that the Trustee Nominee can make to the Board and RIC and RIF in the future. Additionally, in considering the Trustee Nominee, the Trustees took into account the concern for the continued efficient conduct of RIC and RIF’s business. In particular, the Trustees considered the requirements of the 1940 Act as they apply to the election of Trustees generally and the Trustee Nominee in particular. Therefore, the Trustees recommend that you vote “FOR” this proposal.

Russell Investments / 2026 Proxy Statements – Overview and FAQ	FINANCIAL PROFESSIONAL USE ONLY / 4

Is Russell Investments asking shareholders to approve the sale of the company?

No, shareholders are not being asked to approve the sale of Russell Investments. Rather, the proposal asks shareholders of each Fund to approve the Post-Transaction Agreement that allows RIM to continue to serve as investment advisor to that Fund following Russell Investments’ ownership change.

Contact information

Once definitive Proxy Statements are mailed, please refer shareholders to the shareholder’s Proxy Card for instructions on how to vote. If a shareholder has questions regarding the proposal, or needs assistance in casting their vote, they can call Computershare, the proxy solicitation agent, as indicated below:

For RIC shareholders: (888) 812-7758

For RIF shareholders: (877) 816-8978

For RIETF shareholders: (877) 816-8601

PLEASE READ THE APPLICABLE DEFINITIVE PROXY STATEMENT WHEN IT IS AVAILABLE. IT CONTAINS IMPORTANT INFORMATION. RUSSELL INVESTMENT COMPANY (RIC), RUSSELL INVESTMENT FUNDS (RIF) AND RUSSELL INVESTMENTS EXCHANGE TRADED FUNDS (RIETF) WILL MAIL THE DEFINITIVE PROXY STATEMENTS TO SHAREHOLDERS AND POLICY OWNERS OF RECORD AS OF SEPTEMBER 1, 2026, RESPECTIVELY. THE DEFINITIVE PROXY STATEMENTS WILL ALSO BE AVAILABLE, AND THE PRELIMINARY PROXY STATEMENTS ARE CURRENTLY AVAILABLE, WITHOUT CHARGE, ON THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE.

THIS MATERIAL IS FOR FINANCIAL PROFESSIONAL USE ONLY AND NOT FOR DISTRIBUTION TO CURRENT OR POTENTIAL INVESTORS

IMPORTANT RISK INFORMATION

Russell Investments’ ownership is composed of a majority stake held by funds managed by TA Associates Management, L.P., with a significant minority stake held by funds managed by Reverence Capital Partners, L.P. Certain of Russell Investments’ employees and Hamilton Lane Advisors, LLC also hold minority, non-controlling, ownership stakes.

On July 2, 2026, Russell Investments Group, Ltd. (“Russell Investments”) entered into a definitive agreement and plan of merger (the “Transaction”) pursuant to which Russell Investments will be acquired by a consortium led by B Capital Group Management, L.P. that includes California Public Employees Retirement System. The Transaction is expected to close by the end of Q1 2027, subject to the receipt of regulatory approvals and other customary closing conditions.

Frank Russell Company is the owner of the Russell trademarks contained in this material and all trademark rights related to the Russell trademarks, which the members of the Russell Investments group of companies are permitted to use under license from Frank Russell Company. The members of the Russell Investments group of companies are not affiliated in any manner with Frank Russell Company or any entity operating under the “FTSE RUSSELL” brand.

Russell Investment Company and Russell Investment Funds mutual funds are distributed by Russell Investments Financial Services, LLC, member FINRA, part of Russell Investments.

Russell Investments Exchange Traded Funds are distributed by Foreside Fund Services, LLC.

Copyright © 2026 Russell Investments Group, LLC. All rights reserved. This material is proprietary and may not be reproduced, transferred, or distributed in any form without prior written permission from Russell Investments. It is delivered on an “as is” basis without warranty.

Russell Investments / 2026 Proxy Statements – Overview and FAQ	FINANCIAL PROFESSIONAL USE ONLY / 5

Home Office Email – Preliminary Filing

Outlook template to be deployed by the Strategic Accounts Team

Subject Line: Important: Russell Investments Shareholder Proxy Process Information

Important Update: Russell Investments files preliminary Proxy Statements

As you are likely aware, we have been anticipating the beginning of a proxy process as a result of the sale of Russell Investments to a newly-formed acquisition vehicle through which an investor consortium led by B Capital and including California Public Employees’ Retirement System will acquire Russell Investments.

On August 31, 2026, Russell Investments filed preliminary Proxy Statements with the Securities and Exchange Commission (SEC). When finalized, the definitive Proxy Statements will ask shareholders of Russell Investment Company (RIC) Funds, Russell Investment Funds (RIF) and Russell Investments Exchange Traded Funds (RIETF), respectively, for their votes on multiple proposals, including the approval of a new investment advisory agreement between each RIC Fund, RIF Fund and RIETF Fund, respectively, and Russell Investment Management, LLC (RIM), each Fund’s current investment adviser.

Information for Financial Professionals:

Please see below an overview of the proxy solicitation process, proposals shareholders will be asked to consider, and the anticipated timing. An email with this information for financial professionals will go out in the next day or two.

Proxy Statements Overview [link to document] (financial professional use only)

The shareholder mailing is anticipated to begin the week of September 21, 2026. The shareholder meeting will be held on November 24, 2026.

During this proxy process, we may ask financial professionals for their assistance in reaching out to their clients invested with us to alert them to this very important proxy vote. Shareholder participation is critical. Voting early in the process will prevent future communications from us about the proxy, including additional mailings and possible phone calls. At the time we confirm the mailing date, we will provide further information about this proxy vote.

If you have any questions or concerns about this process, please contact me.

Thank you for your continued confidence in Russell Investments.

[SIGNATURE]

PLEASE READ THE APPLICABLE DEFINITIVE PROXY STATEMENT WHEN IT IS AVAILABLE. IT CONTAINS IMPORTANT INFORMATION. RUSSELL INVESTMENT COMPANY (RIC), RUSSELL INVESTMENT FUNDS (RIF) AND RUSSELL INVESTMENTS EXCHANGE TRADED FUNDS (RIETF) WILL MAIL THE DEFINITIVE PROXY STATEMENTS TO SHAREHOLDERS AND POLICY OWNERS OF RECORD AS OF SEPTEMBER 1, 2026. THE DEFINITIVE PROXY STATEMENTS WILL ALSO BE AVAILABLE, AND THE PRELIMINARY PROXY STATEMENTS ARE CURRENTLY AVAILABLE, WITHOUT CHARGE, ON THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE.

THIS MATERIAL IS FOR FINANCIAL PROFESSIONAL USE ONLY AND NOT FOR DISTRIBUTION TO CURRENT OR POTENTIAL INVESTORS

Russell Investments’ ownership is composed of a majority stake held by funds managed by TA Associates Management, L.P., with a significant minority stake held by funds managed by Reverence Capital Partners, L.P. Certain of Russell Investments’ employees and Hamilton Lane Advisors, LLC also hold minority, non-controlling, ownership stakes.

On July 2, 2026, Russell Investments Group, Ltd. (“Russell Investments”) entered into a definitive agreement and plan of merger (the “Transaction”) pursuant to which Russell Investments will be acquired by a consortium led by B Capital Group Management, L.P. that includes California Public Employees Retirement System. The Transaction is expected to close by the end of Q1 2027, subject to the receipt of regulatory approvals and other customary closing conditions.

Frank Russell Company is the owner of the Russell trademarks contained in this material and all trademark rights related to the Russell trademarks, which the members of the Russell Investments group of companies are permitted to use under license from Frank Russell Company. The members of the Russell Investments group of companies are not affiliated in any manner with Frank Russell Company or any entity operating under the “FTSE RUSSELL” brand.

Russell Investment Company and Russell Investment Funds mutual funds are distributed by Russell Investments Financial Services, LLC, member FINRA, part of Russell Investments.

Russell Investments Exchange Traded Funds are distributed by Foreside Fund Services, LLC.

Copyright © 2026 Russell Investments Group, LLC. All rights reserved. This material is proprietary and may not be reproduced, transferred, or distributed in any form without prior written permission from Russell Investments. It is delivered on an “as is” basis without warranty.

FP Email – Preliminary Filing

Subject Line: Update: Russell Investments Shareholder Proxy Process Information

Russell Investments files preliminary Proxy Statements

As part of our commitment to providing you with timely information regarding important updates, we want to notify you that this week we filed preliminary Proxy Statements with the Securities and Exchange Commission (SEC).

When finalized, the definitive Proxy Statements will ask shareholders of Russell Investment Company (RIC) Funds, Russell Investment Funds (RIF) and Russell Investments Exchange Traded Funds (RIETF), respectively, for their votes on multiple proposals, including the approval of a new investment advisory agreement between each RIC Fund, RIF Fund and RIETF Fund, respectively, and Russell Investment Management, LLC (RIM), each Fund’s current investment adviser, as result of the sale of Russell Investments to a newly-formed acquisition vehicle through which an investor consortium led by B Capital and including California Public Employees’ Retirement System will acquire Russell Investments.

Information for Financial Professionals:

The following document provides an overview of a) the proxy solicitation process, b) the proposals shareholders will be asked to consider, and c) the anticipated timing.

Proxy Statements Overview [link to document] (financial professional use only)

The initial shareholder mailing is anticipated to begin the week of September 21, 2026. The shareholder meeting will be held on November 24, 2026.

During this proxy process, we may request your assistance in reaching out to your clients invested with us to alert them to this very important proxy vote. Their participation is critical. Voting early in the process will prevent future communications from us about the proxy, including additional mailings and possible phone calls. At the time we confirm the definitive Proxy Statement mailing date, we will provide further information about this proxy vote.

Questions?

If you have any questions or concerns about this process, please contact us at 800-787-7354 or service@russellinvestments.com.

Thank you for your continued confidence in Russell Investments.

PLEASE READ THE APPLICABLE DEFINITIVE PROXY STATEMENT WHEN IT IS AVAILABLE. IT CONTAINS IMPORTANT INFORMATION. RUSSELL INVESTMENT COMPANY (RIC), RUSSELL INVESTMENT FUNDS (RIF) AND RUSSELL INVESTMENTS EXCHANGE TRADED FUNDS (RIETF) WILL MAIL THE DEFINITIVE PROXY STATEMENTS TO SHAREHOLDERS AND POLICY OWNERS OF RECORD AS OF SEPTEMBER 1, 2026. THE DEFINITIVE PROXY STATEMENTS WILL ALSO BE AVAILABLE, AND THE PRELIMINARY PROXY STATEMENTS ARE CURRENTLY AVAILABLE, WITHOUT CHARGE, ON THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE.

Contact us: 800-787-7354	russellinvestments.com

THIS MATERIAL IS FOR FINANCIAL PROFESSIONAL USE ONLY AND NOT FOR DISTRIBUTION TO CURRENT OR POTENTIAL INVESTORS.

Russell Investments’ ownership is composed of a majority stake held by funds managed by TA Associates Management, L.P., with a significant minority stake held by funds managed by Reverence Capital Partners, L.P. Certain of Russell Investments’ employees and Hamilton Lane Advisors, LLC also hold minority, non-controlling, ownership stakes.

On July 2, 2026, Russell Investments Group, Ltd. (“Russell Investments”) entered into a definitive agreement and plan of merger (the “Transaction”) pursuant to which Russell Investments will be acquired by a consortium led by B Capital Group Management, L.P. that includes California Public Employees Retirement System. The Transaction is expected to close by the end of Q1 2027, subject to the receipt of regulatory approvals and other customary closing conditions.

Frank Russell Company is the owner of the Russell trademarks contained in this material and all trademark rights related to the Russell trademarks, which the members of the Russell Investments group of companies are permitted to use under license from Frank Russell Company. The members of the Russell Investments group of companies are not affiliated in any manner with Frank Russell Company or any entity operating under the “FTSE RUSSELL” brand.

Russell Investment Company and Russell Investment Funds mutual funds are distributed by Russell Investments Financial Services, LLC, member FINRA, part of Russell Investments.

Russell Investments Exchange Traded Funds are distributed by Foreside Fund Services, LLC.

Copyright © 2026 Russell Investments Group, LLC. All rights reserved. This material is proprietary and may not be reproduced, transferred, or distributed in any form without prior written permission from Russell Investments. It is delivered on an “as is” basis without warranty.